Barclay’s 2010 High Yield Bond and Loan Conference March 25, 2010 KAR Auction Services Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such
forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements.  Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s
Securities and Exchange Commission filings.  The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking
statements.

Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA and percentages or calculations using these measures, as presented herein, are supplemental measures of the company's performance that are not required by, or presented in accordance with, generally accepted accounting principles in the
United States, or GAAP. They are not measurements of the
company's financial performance under GAAP and should not be considered as substitutes for net income (loss) or any other performance measures derived in accordance with GAAP or as
substitutes for cash flow from operating activities as measures of the company's liquidity.  See Appendix for additional information and a reconciliation of these non-GAAP measures to GAAP net income
(loss).

KAR AUCTION SERVICES

KAR AUCTION SERVICES

ADESA
WORKING WONDERS

IAA
INSURANCE
AUTO AUCTIONS

2009 Revenue:  $1,730mm
2009 Adj. EBITDA:  $426mm¹
~3.3mm Vehicles Sold in 2009
Top 2 whole car auction position
22% market share
62 North American locations
88 loan origination offices
2009 Revenue: $553mm
2009 Adj. EBITDA: $147mm
Top 2 salvage vehicle auction
position
35% market share
153 North American locations
Leading Provider of Vehicle
Auction Services in North America
1 Includes corporate charges of $56mm
2 Includes AFC revenue of $88mm and adjusted EBITDA of $49mm
2009 Revenue²:  $1,177mm
2009 Adj. EBITDA²: $335mm

Leading provider of vehicle auction & related services in North America
Highly concentrated industries with significant barriers to entry
Comprehensive integrated services offering across entire vehicle remarketing spectrum
Longstanding and diverse customer and buyer base
Track record of increasing market share and revenue per vehicle
Differentiated physical and internet presence in whole car and salvage auction markets
Strong margins & low capital intensity generate significant cash flow
Investment Highlights

Brian Clingen  Chairman 9
Jim Hallett CEO, KAR Auction Services 33
Tom Caruso President & CEO, ADESA 29
Tom O’Brien President & CEO, IAAI 17
Don Gottwald President & CEO, AFC 22
John Nordin EVP & CIO 6
Eric Loughmiller EVP & CFO 4
Becca Polak EVP, General Counsel & Secretary 5
Benjamin Skuy EVP, International/Strategic Initiatives 10
David Vignes EVP, Enterprise Optimization 3
Installed new management
team
Track record of organic and
acquisitive market share
expansion
Improved gross margin and
reduced corporate
overhead
Successful integration of
ADESA Impact into IAAI
Upgraded IT systems and
launched numerous
internet growth initiatives
Deleveraged balance sheet
Key Achievements
Years in
Name Position Industry
Strong Management Team with
Track Record of Driving Value

Vehicle Remarketing Life Cycle
New Vehicle Registrations
10-15 Million units
Removed from
Operation
12 Million units
Vehicles in
Operation
270 Million
units
Salvage Auctions
3 - 4 Million units
Dealer Trades
11 Million units
Wholesalers & Virtual Auctions
7 Million units
Consumer -to-Consumer
12 Million units
KAR’s Core
Markets
Used Vehicle (Whole Car )
Auctions
9 Million units
Used Vehicle
Transactions in
North America
~40 Million
units
Source:  Used vehicle (whole car) value per National Auto Auction Association.  New vehicle registrations, vehicles in operation and vehicles removed from operation per
R.L. Polk & Co.  Used vehicle transactions and consumer to consumer transactions per  CNW Marketing for the U.S. and DesRosiers Automotive Consultants for Canada.
All other numbers based on company estimates. Estimates based on 2008 data; actual numbers may differ.

KAR AUCTION SERVICES

ADESA WORKING WONDERS

INSURANCE AUTO AUCTIONS

Value-Added
Ancillary Services
Seller
Whole Car Consignors
Dealers
OEMs and their Captive
Finance Arms
Commercial Fleet Customers
Financial Institutions
Rental Car Companies
Salvage Vehicle Consignors
Insurance Companies
Charities
Whole Car Providers
Whole Car Buyers
Salvage Buyers
Buyer
Auction Fee
Franchised Dealers
Independent Dealers
Wholesale Dealers
Dismantlers
Rebuilders & Resellers
Recyclers
Vehicle Flow – Whole Car and
Salvage Markets
Auction Fee

9.1
9.5 9.5
9.5
9.4
9.7
10.0
9.5
9.5
9.3
9.2
0.0
2.0
4.0
6.0
8.0
10.0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
North America Whole Car Auction Volume Stability (mm)
Stable Whole Car Auction Industry
Source:  National Auto Auction Association and KAR Auction Services, Inc. estimates

CAGR: 1.8 %
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

14.3%
13.9%
13.5%
8.5%
10.6%
11.3%
12.0%
13.3%
13.0%
12.9%
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
2.9
2.8
2.4
2.3
2.2
2.2
2.1
2.4
2.5
2.6
2.6
2.7
2.7
2.9
3.0
3.0
3.0
3.0
2.9
2.9
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Driven by Growth in Miles Driven…
(mm)
..And Increasing Proportion of “Total Loss”
Insurance Claims
Consistently Growing U.S.
Salvage Industry
Source:  US DOT Federal Highway Administration, CCC Information Services.

Whole Car Market Share
Salvage Market Share
Manheim
Other
ADESA
Leader in Whole Car and
Salvage Auction Markets
No other competitor holds more than 3% whole car market share or 10%
salvage market share
Copart
IAAI
Other
Source:  Market share based on company estimates of vehicles sold as of 2009 year end.  Manheim market share includes sales outside of North America.

Successful sales focus in whole car
business
• Institutional
• Dealer
• e-Business
Providing best venue for all remarketers
• Co-located facilities
• e-Business
Selected strategic acquisitions,
greenfields and relocations
• 21 sites acquired
• 9 greenfield developments
• 3 relocations
18%
22%
0%
5%
10%
15%
20%
25%
2006 2009
33%
35%
0%
8%
16%
24%
32%
40%
2006 2009
Track Record of Market Share
Expansion
Source:  Market share numbers are based on the number of vehicles sold by the Company in 2006 and 2009 and Company estimates of the number of vehicles sold by competitors during the same periods.  Actual numbers may differ.
Salvage Market Share
Whole Car Market Share
Drivers of Growth

Differentiated Physical and Internet
Presence in Whole Car and Salvage
Only company with significant presence in both internet and physical and whole car and salvage markets
KAR’s unique presence in whole car and salvage markets affords customers channel optimization opportunities
Internet, physical and hybrid model optimizes results for customers
The majority of IAAI salvage vehicles receive internet bids, but less than half of salvage vehicles are sold online
Unique presence maximizes proceeds to customer at auction

KAR AUCTION SERVICES

ADESA Whole Car Auction
62 Auction Sites
IAA Salvage Auction - US
141 Auction Sites
Impact Salvage Auction - CA
12 Auction Sites
AFC Branch Locations
88 Loan Production Offices
Shared Locations

Large, established and diverse network
of buyers and sellers
Local market knowledge and
relationships
Significant IT and related infrastructure
investment
Coast to coast North American presence
Expansive tracts of land with significant
investment in facilities and land
improvements
Regulatory requirements, including
licensing, zoning and use permits
Significant Barriers to Entry
1
2
3
4
5
6
KAR’s 215 Auction Locations

The Company does business with every major supplier of whole car and salvage vehicles
Average relationship of over ten years with top ten vehicle suppliers
Largest customer less than 4% of 2009 consolidated revenue
Over 150,000 registered whole car and salvage buyers from over 100 countries
Vehicle
Manufacturers &
Finance Companies Banks
Rental
Car Companies
Established Relationships with
Vehicle Providers & Buyers
Insurance
Companies
Other Salvage
Providers

Recovery
administration
(PAR)
Towing /
Transportation
Inspections and
Condition Reports
(AutoVin)
Marshalling
e-Business
Secured storage
Inspections
Body
Mechanical
Detailing
Glass, Keys, PDR
(Dent Demon)
Titling
e-Business
Floorplan financing
(AFC)
Post-Sale
Inspections
Reporting
Collection and funds
transfer
Transportation
Lot Audits (AutoVin)
e-Business
Comprehensive Services
Offering
Maximizes Revenue
Over $500mm of non-auction fee services revenue in 2009
Before Auction Site
At Auction Site After Auction

17 17
Provides competitive advantage by facilitating sales at whole car auctions
Compliments KAR’s comprehensive service offerings
Enables the company to establish relationships with new vehicle buyers
Profitable, high margin business
• Short duration loans
• Fee driven business (2/3 of net revenue derived from fees)
• Adj. EBITDA margin of 67.5% in fourth quarter 2009
Utilize in house subsidiaries to perform lot checks, repossess vehicles and issue condition reports
• Retain title to vehicle
New management team, updated credit process and focused pricing strategy implemented in early 2009
AFC Business a Key Competitive
Advantage with Good Returns

Whole Car Adj. EBITDA Margin
Key Drivers of Improvement
Salvage Adj. EBITDA Margin
Implementation of best practices at
whole car (PRIDE)
Integration of ADESA’s and IAAI’s
salvage operations
Co-location of selected whole car and
salvage sites
Leverage AFC’s services at ADESA and
IAAI
Continuous operational improvements
and restructuring / cost reduction
programs
Economies of scale – operating leverage
as volumes increase
Volume and fee increases and
operational efficiency gains at acquired
facilities
e-Business expansion / volume gains
1 Free cash  flow conversion defined as (Adj. EBITDA - Capex )/ Adj. EBITDA
24.5%
26.3%
84.8%
81.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2007 2009
70.0%
80.0%
90.0%
100.0%
Strong Margins and Efficient
Business Model
23.6%
26.5%
85.9%
69.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2007 2009
60.0%
70.0%
80.0%
90.0%
100.0%
Revenue Free Cash Flow Conversion¹

Continue market share gains at ADESA
Continue margin expansion through operating efficiencies and growth in volume and revenue per vehicle
Increase facility utilization through new services and specialty vehicle sales
Bolt-on acquisitions and select greenfields and relocations
International opportunities, leveraging technology platform
Pursue disciplined growth at AFC
Future Growth Strategy

Top line growth since 2007 driven by:
• Stable industry volumes
• Track record of organic and acquisition market share growth
• Increasing revenue per unit
High margin and low capital intensity business model generates significant free cash flow
• History of high and growing margins
• Modest working capital requirements
• Capex <5% of 2009 sales
• Near to medium term objective is continued debt reduction
Ample liquidity
• Low cost debt, unfunded revolver and strong cash position
• Current AFC financing structure in place through April 2012
Financial Highlights

21 21
2009 Consolidated Financial Highlights
$1,771
$1,730
$1,000
$1,250
$1,500
$1,750
$2,000
2008 2009
Revenue Revenue Gross Profit Gross Profit
$426
$394
$0
$100
$200
$300
$400
$500
2008 2009
Adjusted EBITDA Adjusted EBITDA
$718
$732
$200
$400
$600
$800
$1,000
2008 2009
42.3%
40.6%

ADESA ADESA
AFC AFC
IAAI IAAI
Financial Highlights
Quarterly Revenue
(US$ in millions)
$140.6
$135.5
$121.7
$142.1
$148.5
$135.4
$124.3
$138.0 $139.0
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
$27.4
$23.8
$31.3
$34.9
$28.8
$22.8
$11.2
$16.2
$20.6
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
Consolidated Consolidated
$417.9
$430.1
$398.4
$462.1
$468.5
$444.6
$396.2
$442.5
$439.1
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
Q4'07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
Auction Fees Ancillary Services
$285.1 $291.2 $286.4
$260.7
$288.3
$279.5
$270.8
$245.4 $249.9

ADESA
AFC
$55.6
$77.8
$51.7
$67.4
$76.3
$72.7
$48.7
$73.6
$79.3
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
IAAI
Financial Highlights
Quarterly Adj. EBITDA
(US$ in millions)
$38.4
$36.3
$28.3
$36.7
$42.6
$31.9
$22.0
$32.6
$39.3
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
$18.5
$14.4
$20.5
$21.6
$16.7
$10.7
$1.4
$5.6
$10.7
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
Consolidated
$99.7
$114.0
$87.7
$112.7
$121.4
$101.9
$57.5
$97.1
$115.1
Q4' 07 Q1' 08 Q2' 08 Q3' 08 Q4' 08 Q1' 09 Q2' 09 Q3' 09 Q4' 09
1 Includes corporate charges
21.1% 23.6% 26.2% 25.4% 18.7% 25.5% 28.4% 28.7% 22.2%
%
Margin
%
Margin
23.3% 25.8% 28.7% 23.6% 17.7% 23.6% 28.3% 26.8% 27.3%
22.0% 24.4% 25.9% 22.9% 14.5% 21.9% 26.2% 26.5% 23.9% 65.5% 61.9% 58.0% 46.9% 12.5% 34.6% 51.9% 60.5% 67.5%
%
Margin
%
Margin
1

24 Significant Cash Flow Generation (US$ in millions) $185 $95 $0 $50 $100 $150 $200 $250 2008 2009 % of Revenues 5.4% 10.7% Operating Cash Flow Less Capital Expenditures

$1,947.0 Net Debt
12/31/09 Maturity
Available Cash $325.9
Term Loan Facilities 1,247.9 2013
Floating Rate Notes 150.0 2014
Fixed Rate Notes (8.75%) 450.0 2014
Senior Sub. Notes (10%) 425.0 2015
Total Consolidated Debt $2,272.9
Net Debt /Adjusted EBITDA 4.57X
December 31, 2009 Capital Structure
(US$ in millions)
Focused Commitment to Deleveraging

Targeted Growth Outlook
Industry Volume Growth
Revenue / Vehicle Growth
Market Share Expansion
Continued Operating Efficiencies
Operating Leverage
Debt Paydown / Re-investment
Earnings Growth
Selective Acquisitions

27 Appendix

Non-GAAP Financial Measures
EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization.  Adjusted EBITDA is calculated by adjusting EBITDA for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement.
Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by them. Management uses the Adjusted EBITDA measure to evaluate the company’s performance and to evaluate results relative to incentive compensation targets.  Adjusted EBITDA is also used by our creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to our senior secured credit facility and the notes.
EBITDA
and
Adjusted
EBITDA have limitations as
analytical
tools, and
should
not be
considered in isolation, or as a substitute for analysis of the results as reported under GAAP.
These measures may not be comparable to similarly titled measures reported by other companies.

2007 Adjusted EBITDA Reconciliation
Year Ended December 31, 2007
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $37.0 $2.2 $25.9 $(103.4) $(38.3)
Add Back: ADESA 2007 Net Income 39.4 – 16.2 (28.7) 26.9
Add Back: ADESA 2007 Discontinued Ops 0.1 – – – 0.1
Add back: IAAI 2007 Net Loss – (0.4) – – (0.4)
Income (Loss) from Continuing Operations $76.5 $1.8 $42.1 $(132.1) $(11.7)
Add Back:
Income Taxes $30.0 $2.4 $17.2 $(59.6) $(10.0)
ADESA 2007 Income Taxes 22.2 – 10.5 (7.8) 24.9
IAAI 2007 Income Taxes – 1.5 – – 1.5
Interest Expense, Net of Interest Income (0.4) (0.3) – 156.7 156.0
ADESA 2007 Interest Expense, Net of Interest Income (0.1) – – 6.4 6.3
IAAI 2007 Interest Expense, Net of Interest Income – 9.9 – – 9.9
Depreciation and Amortization 64.6 40.0 17.8 4.2 126.6
ADESA 2007 Depreciation and Amortization 14.7 – 0.9 0.3 15.9
IAAI 2007 Depreciation and Amortization – 7.9 – – 7.9
Intercompany 20.2 22.2 1.1 (43.5) –
ADESA 2007 Intercompany (4.6) 11.1 2.2 (8.7) –
EBITDA $223.1 $96.5 $91.8 $(84.1) $327.3
Adjustments 13.4 17.3 5.5 32.0 68.2
Adjusted EBITDA $236.5 $113.8 $97.3 $(52.1) $395.5
Revenue
ADESA - January 1 - April 19, 2007 $287.8 $37.6 $45.9 $– $371.3
IAAI - January 1 - April 19, 2007 – 114.8 – – 114.8
KAR - April 20 - December 31, 2007 677.7 330.1 95.0 – 1,102.8
Total Revenue $965.5 $482.5 $140.9 – $1,588.9
Adjusted EBITDA Margin % 24.5% 23.6% 69.1% 24.9%

2007 Q4 Adjusted EBITDA Reconciliation
Three Months Ended December 31, 2007
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss)
$(12.0) $(11.2) $6.8 $(17.9) $(34.3)
Add back:
Income Taxes
(1.0) (5.5) 5.3 (15.3) (16.5)
Interest Expense, Net of Interest Income
(0.1) (0.1) – 56.2 56.0
Depreciation and Amortization
33.6 17.0 6.1 3.1 59.8
Intercompany
25.1 22.0 0.3 (47.4) –
EBITDA
$45.6 $22.2 $18.5 $(21.3) $65.0
Adjustments
6.1 6.1 2.0 8.5 22.7
Adjusted EBITDA
$51.7 $28.3 $20.5 $(12.8) $87.7
Revenue
$245.4 $121.7 $31.3 $– $398.4
Adjusted EBITDA Margin %
21.1% 23.3% 65.5% 22.0%

2008 Quarterly Adjusted EBITDA Reconciliations
Three Months Ended March 31, 2008
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $16.8 $6.2 $8.5 $(34.7) $(3.2)
Add back:
Income Taxes 11.8 4.3 5.2 (25.0) (3.7)
Interest Expense, Net of Interest Income – (0.2) – 57.0 56.8
Depreciation and Amortization 23.7 15.6 6.6 1.4 47.3
Intercompany 9.5 7.7 0.4 (17.6) –
EBITDA $61.8 $33.6 $20.7 $(18.9) $97.2
Adjustments 5.6 3.1 0.9 5.9 15.5
Adjusted EBITDA $67.4 $36.7 $21.6 $(13.0) $112.7
Revenue $285.1 $142.1 $34.9 $– $462.1
Adjusted EBITDA Margin % 23.6% 25.8% 61.9% 24.4%
Three Months Ended June 30, 2008
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $22.6 $7.8 $5.8 $(30.0) $6.2
Add back:
Income Taxes 13.0 5.4 3.7 (17.3) 4.8
Interest Expense, Net of Interest Income (0.1) – – 51.3 51.2
Depreciation and Amortization 22.4 15.6 6.4 0.6 45.0
Intercompany 9.9 10.6 0.3 (20.8) –
EBITDA $67.8 $39.4 $16.2 $(16.2) $107.2
Adjustments 8.5 3.2 0.5 2.0 14.2
Adjusted EBITDA $76.3 $42.6 $16.7 $(14.2) $121.4
Revenue $291.2 $148.5 $28.8 $– $468.5
Adjusted EBITDA Margin % 26.2% 28.7% 58.0% 25.9%
Three Months Ended September 30, 2008
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $14.7 $1.4 $(161.2) $(24.8) $(169.9)
Add back:
Income Taxes 12.3 0.2 0.9 (18.6) (5.2)
Interest Expense, Net of Interest Income – 0.2 – 51.7 51.9
Depreciation and Amortization 23.0 15.4 6.2 0.4 45.0
Intercompany 11.1 10.0 (0.5) (20.6) –
EBITDA $61.1 $27.2 $(154.6) $(11.9) $(78.2)
Adjustments 11.6 4.7 165.3 (1.5) 180.1
Adjusted EBITDA $72.7 $31.9 $10.7 $(13.4) $101.9
Revenue $286.4 $135.4 $22.8 $– $444.6
Adjusted EBITDA Margin % 25.4% 23.6% 46.9% 22.9%
Three Months Ended December 31, 2008
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $(1.6) $(6.2) $(4.4) $(37.1) $(49.3)
Add back:
Income Taxes (3.4) (3.6) 0.4 (20.7) (27.3)
Interest Expense, Net of Interest Income 0.1 0.2 – 53.2 53.5
Depreciation and Amortization 24.1 15.0 6.1 0.3 45.5
Intercompany 13.9 10.1 (0.9) (23.1) –
EBITDA $33.1 $15.5 $1.2 $(27.4) $22.4
Adjustments 15.6 6.5 0.2 12.8 35.1
Adjusted EBITDA $48.7 $22.0 $1.4 $(14.6) $57.5
Revenue $260.7 $124.3 $11.2 $– $396.2
Adjusted EBITDA Margin % 18.7% 17.7% 12.5% 14.5%

2009 Quarterly Adjusted EBITDA Reconciliations
Three Months Ended March 31, 2009
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $20.7 $3.1 $0.6 $(27.9) $(3.5)
Add back:
Income Taxes 13.8 2.3 0.4 (19.5) (3.0)
Interest Expense, Net of Interest Income – 0.3 – 46.1 46.4
Depreciation and Amortization 24.3 15.1 6.2 0.4 46.0
Intercompany 8.3 10.3 (1.8) (16.8) –
EBITDA $67.1 $31.1 $5.4 $(17.7) $85.9
Adjustments 6.5 1.5 0.2 3.0 11.2
Adjusted EBITDA  $73.6 $32.6 $5.6 $(14.7) $97.1
Revenue $288.3 $138.0 $16.2 $– $442.5
Adjusted EBITDA Margin % 25.5% 23.6% 34.6% 21.9%
Three Months Ended June 30, 2009
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $26.8 $7.5 $3.6 $(25.1) $12.8
Add back:
Income Taxes 17.2 5.1 1.6 (14.3) 9.6
Interest Expense, Net of Interest Income 0.2 0.3 – 46.3 46.8
Depreciation and Amortization 21.5 14.5 6.1 0.2 42.3
Intercompany 9.7 10.6 (2.0) (18.3) –
EBITDA $75.4 $38.0 $9.3 $(11.2) $111.5
Adjustments 3.9 1.3 1.4 (3.0) 3.6
Adjusted EBITDA $79.3 $39.3 $10.7 $(14.2) $115.1
Revenue $279.5 $139.0 $20.6 $– $439.1
Adjusted EBITDA Margin % 28.4% 28.3% 51.9% 26.2%
Three Months Ended September 30, 2009
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $29.7 $1.4 $5.9 $(28.4) $8.6
Add back:
Income Taxes 12.7 1.0 3.7 (13.0) 4.4
Interest Expense, Net of Interest Income 0.2 0.4 – 38.7 39.3
Depreciation and Amortization 21.0 14.3 6.1 0.2 41.6
Intercompany 9.1 10.9 (1.6) (18.4) –
EBITDA $72.7 $28.0 $14.1 $(20.9) $93.9
Adjustments 5.1 8.3 0.3 6.4 20.1
Adjusted EBITDA $77.8 $36.3 $14.4 $(14.5) $114.0
Revenue $270.8 $135.5 $23.8 $– $430.1
Adjusted EBITDA Margin % 28.7% 26.8% 60.5% 26.5%
Three Months Ended December 31, 2009
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss) $17.2 $13.8 $9.0 $(34.7) $5.3
Add back:
Income Taxes 12.3 7.8 2.7 (22.7) 0.1
Interest Expense, Net of Interest Income 0.1 0.4 – 39.2 39.7
Depreciation and Amortization 21.6 14.4 6.3 0.2 42.5
Intercompany 1.8 4.4 (1.4) (4.8) –
EBITDA $53.0 $40.8 $16.6 $(22.8) $87.6
Adjustments 2.6 (2.4) 1.9 10.0 12.1
Adjusted EBITDA $55.6 $38.4 $18.5 $(12.8) $99.7
Revenue $249.9 $140.6 $27.4 $– $417.9
Adjusted EBITDA Margin % 22.2% 27.3% 67.5% 23.9%

2009 Adjusted EBITDA Reconciliation
Year Ended December 31, 2009
(Dollars in millions)
ADESA IAAI AFC Corporate Consolidated
Net Income (Loss)
$94.4 $25.8 $19.1 $(116.1) $23.2
Add back:
Income Taxes
56.0 16.2 8.4 (69.5) 11.1
Interest Expense, Net of Interest Income
0.5 1.4 – 170.3 172.2
Depreciation and Amortization
88.4 58.3 24.7 1.0 172.4
Intercompany
28.9 36.2 (6.8) (58.3) –
EBITDA
$268.2 $137.9 $45.4 $(72.6) $378.9
Adjustments
18.1 8.7 3.8 16.4 47.0
Adjusted EBITDA
$286.3 $146.6 $49.2 $(56.2) $425.9
Revenue
$1,088.5 $553.1 $88.0 $– $1,729.6
Adjusted EBITDA Margin %
26.3% 26.5% 55.9% 24.6%